EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Chengda Technology Co., Ltd. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Xin Jiang, Chief Executive Officer, Chief Financial Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: April 15, 2021	By:	/s/ Xin Jiang
Xin Jiang
Chief Executive Officer, Chief Financial Officer and President (Principal Executive Officer and Principal Accounting and Financial Officer)